UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest reported event): May 7, 2013

POSTROCK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34635	27-0981065
(State or other jurisdiction of Incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

210 Park Avenue Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 600-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2013, at the annual meeting of stockholders of PostRock Energy Corporation (“PostRock”), the stockholders approved an amendment to PostRock’s 2010 Long-Term Incentive Plan (the “LTIP”) to increase the number of shares of common stock reserved for issuance under the LTIP by 5,000,000 shares. For a description of the terms of the LTIP and the amendment, please see the section of PostRock’s definitive proxy statement captioned “Approval of Amendment of 2010 Long-Term Incentive Plan,” filed with the Securities and Exchange Commission on March 26, 2013, and incorporated by reference herein (the “Proxy Statement”). At the annual meeting, stockholders of PostRock also approved the adoption of the PostRock Energy Services Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”). For a description of the Deferred Compensation Plan, please see the section of the Proxy Statement captioned “Approval of Deferred Compensation Plan.”

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2013 annual meeting of the stockholders of PostRock was held on May 7, 2013. Matters voted on at the annual meeting and the results thereof were as follows:

1.	Election of directors. The following individuals were elected to PostRock’s board of directors until PostRock’s next annual meeting of stockholders or until their successors are duly elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Nathan M. Avery	32,733,875	231,588	6,844,624
Terry W. Carter	32,795,223	170,240	6,844,624
William H. Damon III	32,704,561	260,902	6,844,624
Thomas J. Edelman	31,087,114	1,878,349	6,844,624
Duke R. Ligon	32,695,462	270,001	6,844,624
J. Philip McCormick	32,824,087	141,376	6,844,624
Mark A. Stansberry	32,824,544	140,919	6,844,624

2.	Approval of LTIP Amendment. Stockholders approved the amendment of the LTIP to increase the number of shares of common stock reserved for issuance under the plan by 5,000,000 shares:

Votes Cast
For	31,211,653
Against	1,599,657
Abstentions	154,153
Broker Non-Votes	6,844,624

3.	Approval of Deferred Compensation Plan. Stockholders approved the adoption of the Deferred Compensation Plan:

Votes Cast
For	31,272,438
Against	1,441,345
Abstentions	251,680
Broker Non-Votes	6,844,624

4.	Ratification of Auditors. Stockholders ratified the appointment of UHY LLP as PostRock’s independent registered public accounting firm for 2013:

Votes Cast
For	39,356,457
Against	178,111
Abstentions	275,519
Broker Non-Votes	N/A

5.	Approval of Executive Compensation, by Non-binding Vote. Stockholders approved, on an advisory basis, the compensation of PostRock’s named executive officers:

Votes Cast
For	32,687,817
Against	79,480
Abstentions	198,166
Broker Non-Votes	6,844,624

6.	Frequency of Non-Binding Vote on Executive Compensation. The proposal on the frequency with which PostRock will hold an advisory vote on the compensation of its named executive officers, or “say-on-pay” votes, received the following votes:

Votes Cast
1 Year	1,644,298
2 Years	337,522
3 Years	30,957,759
Abstain	25,884

Consistent with the Board of Directors’ recommendation in the Proxy Statement and the voting results, PostRock intends to hold future advisory say-on-pay votes every three years until it next holds an advisory vote on the frequency of say-on-pay votes as required under SEC rules.

White Deer Energy L.P. and its affiliates voted all 19,489,510 one one-hundredths of a share of Series B Voting Preferred Stock entitled to vote at the meeting for all director nominees, for the approval of the LTIP amendment, for the approval of the Deferred Compensation Plan, for the ratification of accountants, for the advisory approval of the compensation of PostRock’s named executive officers and for say-on-pay votes every three years, which are included in the tabulation of votes in 1-6 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION

By:	/s/ David J. Klvac
David J. Klvac
Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Date: May 13, 2013